Exhibit 99.2

UHOS Q1 2012 Earnings Teleconference May 15, 2012

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

1st Quarter EBITDA Results + 12% UHS $31.3 UHS $32.4 $2.6 Surgical Services 2011 2012 Flu Chart 2011 2012 3

UHS Footprint Provides Unparalleled Opportunities to Continue to Diversify Our Solutions in Future While Peak Need has gravitated from 65% to 33% of total revenues, we have developed four $50M+ growth engines Biomed360 Surgical Services Patient Handling & Wound Care Asset360 4 Revenue Mix 2004 2005 2006 2007 2008 2009 2010 2011 Other Peak Need

Hospital Infusion Wound Therapy Patient Handling (Beds, Surfaces, etc.) Traditional entry point Additional new entry points have emerged due to: Existing “one size fits all” protocol problems with beds & surfaces, and Service, tracking and lost equipment challenges with Wound Therapy devices Asset360™ Expanded Entry Points 1940 1950 1960 1970 1980 1990 2000 2010 2015 2020 5

Lasers Cryosurgery Lithotripsy Ultrasound Surgical Services Acquisitions Uses light waves for cardiac, neuro, ENT and urology Freeze and destroy tissue for Prostate, Liver, Kidney, and Bone cancer Shock waves fragment stones into sand like particles Images of vital organs Expands UHS into the Operating Theatre and expands our product line into urology, neuro, cardio, etc. 6

Bedside Guardian™ Fall Mat Comfort-X™ Mattress Rest-Q® Mattress Dolphin Fluid Immersion Simulation® Harmony™ Low Bed Fall Management Wound Management & Bariatrics Expanded Patient Handling Product Lines 7

Financial Review 1st Quarter 2012 8

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients Surgery: Suite of minimally invasive lasers RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM On-site management to drive better equipment utilization (UHS people, technology & processes) Trend Analysis 2012 includes Revenue, Cash Gross Margin and Gross Margin from the Surgical Services acquisition beginning April 1st 2011. Refer to the appendix for the consolidating reconciliations Otherwise, momentum in our growth areas of Asset360™, Patient Handling, and Wound Therapy partially offset continued weak Peak Need Rental caused by ongoing weak hospital admissions and acuity levels 9 $ in Millions LTM 2011 2012 % Chg 2012 Revenues 66.2 $ 80.0 $ 20.8% 305.6 $ Cash Gross Margin Pre ASC 805 42.9 49.2 14.7% 189.2 % of Revenue 64.8% 61.5% 61.9% Historical Depreciation (15.5) (18.0) (70.4) Gross Margin Pre ASC 805 27.4 $ 31.2 $ 14.2% 118.8 $ % of Revenue 41.3% 39.0% 38.9% 1st Quarter

Asset360 Program Counts at 3/31/12 76 Hospitals Infusion Wound Therapy Patient Handling Total Programs 111 Avg. Yearly Signings 2009 - 2011 + 20 programs + 11 Hospitals 10 Expect future signings to increase as we are increasing resources

Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: Non-resident, response based/ scheduled Biomedical Services Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM (Formerly CHAMP) Customizable on-site biomedical services program Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation 11 Trend Analysis The signing of a large BioMed360™ account in 3Q 2011 is accelerating revenues, albeit with lower margins vs. historical margins $ in Millions LTM 2011 2012 % Chg 2012 Revenues 10.9 $ 20.1 $ 85.2% 63.3 $ Cash Gross Margin Pre ASC 805 3.1 4.5 45.2% 15.3 % of Revenue 28.4% 22.4% 24.2% Historical Depreciation (0.1) (0.1) (0.4) Gross Margin Pre ASC 805 3.0 $ 4.4 $ 46.1% 14.9 $ % of Revenue 27.5% 21.7% 23.5% 1st Quarter

Medical Equipment Sales and Remarketing ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES 12 Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business $ in Millions LTM 2011 2012 % Chg 2012 Revenues 5.6 $ 6.4 $ 13.6% 26.0 $ Cash Gross Margin Pre ASC 805 1.4 1.7 21.4% 6.1 % of Revenue 25.0% 26.6% 23.5% Historical Depreciation (0.1) (0.1) (0.3) Gross Margin Pre ASC 805 1.3 $ 1.6 $ 21.7% 5.8 $ % of Revenue 23.7% 25.4% 22.3% 1st Quarter

Selected Financial Data * Refer to Appendix for Proforma calculation Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows. 13 $ in Millions LTM Q1 2011 2012 % Chg 2012 Consolidated Revenues 82.7 $ 106.5 $ 28.8% 394.9 $ Cash Gross Margin Pre-ASC 805 47.4 $ 55.4 $ 16.9% 210.6 $ % of Revenues 57.3% 52.0% 53.3% Historical Depreciation (15.7) (18.2) (71.1) Gross Margin Pre-ASC 805 31.7 $ 37.2 $ 17.4% 139.5 $ % of Revenues 38.3% 34.9% 35.3% Adjusted Cash SG&A 16.1 $ 20.2 $ 25.4% 72.8 $ % of Revenues 19.5% 19.0% 18.4% Non Controlling Interest - $ 0.2 $ - $ 0.6 $ % of Revenues 0.0% 0.2% 0.0% 0.2% Adjusted EBITDA * Actual 31.3 $ 35.0 $ 11.8% 137.2 $ Proforma Adjustment $ 2.7 Proforma EBITDA 139.9 $ % of Revenues 37.8% 32.9% 35.4% 1st Quarter

Additional Commitment = ~ $4 $195 Bank Line (as of March 31st) Proforma Available Liquidity = ~ $182 Used = ~ $27 Liquidity Profile Remains Solid ($ millions) Borrowing Base = $191 (Includes LOCs of $4) Excludes capital lease maturities Available Liquidity = ~ $164 14 Debt Maturities $- $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 2015 $195 Revolver

Leverage Trend 15 Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Note that our calculations include accrued interest for conservatism * Refer to Appendix for the Proforma calculation 12/31/2011 3/31/2012 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 405.0 405.0 Unamortized Bond Premium 3.4 3.2 Bank Line 14.5 23.0 Consolidated Capital Leases 18.2 18.4 Total Debt 671.1 $ 679.6 $ Less: Cash 12/31/11 (1.2) (0.2) Add: Accrued Interest 4.9 18.8 Net Debt 674.8 $ 698.2 $ Consolidated LTM Adj EBITDA 136.8 $ 139.9 $ * Leverage 4.9 5.0 UHS Debt Structure ($ in millions)

2010 2011 2012 E Adjusted EBITDA $121.6 Actual: $133.4 Proforma: $136.8* Mid $130’s Accrual CAPEX $85 $80 Low $70’s Year-end Leverage 4.3x 4.9x* ~ 5.0x Street Guidance for 2012 ($ in Millions) * Refer to later slide for Proforma calculations 16

Outlook: UHS Expects Another Stable Year in 2012 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 17

Consolidating Reconciliations EBITDA Reconciliation: 2011 & LTM Q1 2012 EBITDA Reconciliation: 1998 – LTM Q1 2012 Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin Depreciation and Amortization Reconciliation Other Reconciliations Appendix 18

Consolidating Reconciliations 19 $ in Millions Surgical Surgical Actual: UHS Services Total UHS Services Total Cash Gross Margin 50.1 $ 5.3 $ 55.4 $ 193.4 $ 17.2 $ 210.6 $ Depreciation - Historical (17.1) (1.1) (18.2) (68.1) (3.0) (71.1) Gross Margin Pre ASC 805 33.0 4.2 37.2 125.3 14.2 139.5 Adj Cash SGA 17.7 2.5 20.2 66.7 6.1 72.8 Non Controlling Interest in LLC's - 0.2 0.2 - 0.6 0.6 EBITDA per GAAP 30.5 2.3 32.8 116.8 8.4 125.2 Option Expense 1.1 - 1.1 4.3 - 4.3 Other ASC 805 Impact - 0.1 0.1 0.8 0.1 0.9 Board and Strategic Expenses 0.8 0.2 1.0 4.8 2.0 6.8 Adjusted EBITDA 32.4 $ 2.6 $ 35.0 $ 126.7 10.5 137.2 Surgical laser services acquisition purchased on 10/1/11 0.5 0.5 * Surgical laser services acquisition purchased on 1/1/12 1.9 1.9 ** Rental equipment acquisition purchased on 6/1/2011 0.3 0.3 *** Proforma Adjusted EBITDA 127.0 $ 12.9 $ 139.9 $ * Proforma adjustments include the 6 months prior to the 10/1/11 acquisition *** Proforma adjustments include the 2 months prior to the 6/1 acquisition Consolidated Q1 2012 Consolidated LTM 2012 ** Proforma adjustments include the 9 months prior to the 1/1/12 acquisition

EBITDA Reconciliation

UHS
Universal | Hospital | Services™

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1st Quarter		LTM Q1
	2011	2012	2012
Net Cash provided by Operating Activities	$ 25.2	$ 24.0	$ 56.5
Changes in Operating Assets and Liabilities	(4.8)	(5.7)	(0.3)
Other and Non-Cash Expenses	(3.8)	1.9	23.0
Income Tax Expense	0.2	(2.9)	(12.8)
Interest Expense	11.7	15.5	58.8
EBITDA	28.5	32.8	125.2
Management, Board & Strategic Fees	1.6	1.0	6.8
Stock Option Expense	1.1	1.1	4.3
ASC 805 Impact	0.1	0.1	0.9
Adjusted EBITDA	$ 31.3	$ 35.0	137.2
10/1/11 Surgical laser services proforma EBITDA (6 mos)			0.5
1/1/12 Surgical laser services proforma EBITDA (9 mos)			1.9
Rental equipment acquisition LTM Proforma EBITDA (2 mos)			0.3
Proforma Adjusted EBITDA			$ 139.9

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EBITDA Reconciliation: 1998 – LTM Q1 2012

UHS
Universal | Hospital | Services™

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	LTM 2012
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0	$ 76.2	$ 57.7	$ 56.5
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	6.2	(2.1)	0.6	(0.3)
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3	(11.5)	17.3	23.0
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)	1.7	(9.7)	(12.8)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	46.5	46.5	55.0	58.8
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	103.5	110.8	120.9	125.2
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-	-	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-	-	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -	$ -	$ -	$ -
Management, Board & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3	2.4	7.3	6.8
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-	-	-	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.3	7.3	4.3	4.3
ASC 805 Impact	-	-	-	-	-	-	-	-	-	2.4	2.3	2.0	1.1	0.9	0.9
Adjusted EBITDA	30.1	35.9	43.5	51.3	61.2	64.5	69.2	75.8	80.9	95.5	104.0	108.1	121.6	133.4	137.2
Surgical Services LTM proforma EBITDA														2.7	2.4
Rental equipment acquisition LTM proforma EBITDA														0.7	0.3
Proforma Adjusted EBITDA														$136.8	$ 139.9
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$297.2	$317.4	$371.0	$ 394.9
Total Debt & Accrued Int, Less Cash & Investments	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$522.3	$528.6	$674.8	$ 698.2
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8	4.3	4.9	5.0

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Selected Reconciliations 22 $ in Millions LTM Q1 2011 2012 2012 Gross Margin ASC 805 Impact Depreciation 2.7 $ 0.1 $ 2.0 $ Other - - 0.2 Total Gross Margin ASC 805 Impact 2.7 $ 0.1 $ 2.2 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 23.2 $ 27.8 $ 109.0 $ Stock Option Expense (1.1) (1.1) (4.3) Historical Depreciation & Amortization (0.9) (1.2) (4.2) ASC 805 Depreciation & Amortization (3.4) (4.2) (20.2) Other ASC 805 Impact (0.1) (0.1) (0.7) Management, Board, & Strategic Fees (1.6) (1.0) (6.8) Adjusted Cash SG&A 16.1 $ 20.2 $ 72.8 $ 1st Quarter

Selected Reconciliations: Gross Margin Pre-ASC 805 to Gross Margin 23 $ in Millions 1st Quarter LTM Q1 2011 2012 2012 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 27.4 $ 31.2 $ 118.8 $ ASC 805 Outsourcing Depreciation 2.7 0.1 2.0 Other ASC 805 Items - - 0.2 Gross Margin per GAAP 24.7 $ 31.1 $ 116.6 $ Technical & Professional Services Gross Margin Pre-ASC 805 3.0 $ 4.4 $ 14.9 $ Gross Margin per GAAP 3.0 $ 4.4 $ 14.9 $ Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.3 $ 1.6 $ 5.8 $ Gross Margin per GAAP 1.3 $ 1.6 $ 5.8 $ Total Gross Margin Pre-ASC 805 31.7 $ 37.2 $ 139.5 $ Total ASC 805 Depreciation 2.7 0.1 2.0 Total Other ASC 805 Items - - 0.2 Total Gross Margin per GAAP 29.0 $ 37.1 $ 137.3 $

Depreciation & Amortization Reconciliations 24 $ in Millions 1st Quarter LTM Q1 2011 2012 2012 Historical Outsourcing Depreciation 15.5 $ 18.0 $ 70.4 $ ASC 805 Outsourcing Depreciation 2.7 0.1 2.0 Total Outsourcing Depreciation 18.2 18.1 72.4 Historical Technical & Professional Services Depreciation 0.1 0.1 0.4 Total Technical & Professional Services Depreciation 0.1 0.1 0.4 Historical Sales & Remarketing Depreciation 0.1 0.1 0.3 Total Sales & Remarketing Depreciation 0.1 0.1 0.3 Historical Gross Margin Depreciation 15.7 18.2 71.1 Gross Margin ASC 805 Depreciation 2.7 0.1 2.0 Total Gross Margin Depreciation 18.4 18.3 73.1 Total Selling, General, and Admin Depreciation 0.9 1.2 4.2 Total ASC 805 Selling, General, and Admin Amortization 3.4 4.2 20.2 Total Depreciation and Amortization 22.7 $ 23.7 $ 97.5 $

Other Reconciliations 25 Q1 $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 74.2 $ 153.2 $ 24.7 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - (70.0) (11.4) - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 - - - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (11.8) (8.8) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 11.8 8.8 22.2 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 84.6 $ 80.2 $ 26.6 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - - - Emergent, net of cash received - - - - - - - - - - - (58.5) - SLS, net of cash received (11.0) Other - (7.8) - (1.9) (15.1) (1.1) - - - - - (11.5) (0.4) Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ (70.0) $ (11.4) $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS